WireCo WorldGroup Investor Call Q1 2015

2 Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes”, “continues,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; fluctuations in end market demand; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. More detailed information about factors that could affect future performance or results may be found in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent reports. Forward-looking statements should not be relied upon as a guarantee of future performance or results, nor will they prove to be accurate indications of the times at or by which any such performance or results will be achieved. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA for which we have provided a reconciliation in the Appendix. Cautionary Statements

3 WireCo Business Overview

4 WireCo Overview Steel (75%) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (25%) Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (72% of Sales) (1) Broad Product Offering Specialty Wire (18% of Sales) (1) Engineered Products (10% of Sales) (1) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining (1) Percentages shown as % of Q1 2015 Sales.

5 WireCo Q1 2015 Performance

Q1 Performance Summary

WireCo WorldGroup

- Challenging market conditions & FX volatility impacted EBITDA negatively while management actions during quarter partially offset issues
  1. Revenue: $180 million; down from prior year Q1 by $30.1 million (FX impact $23.0 million)
     - Oil and gas impact primarily U.S. driven by rig count reductions (3/31/15 rig count down 43% vs. 3/31/14) and contract timing in South America (commenced in March)
     - Offsetting decline, both wire and engineered products increased sales year over year
  2. FX impact on EBITDA of $4.1 million compared to Q1 2014
  3. Expense management partially mitigated market conditions increasing EBITDA by $2.9 million
- Resulting EBITDA of $27.3 million with 15.1% margin
- Q1 cash consumption ($0.1) million driven by adj. working capital(1) percentage increase to 35.3%
  - Increased AR days in short-term to support customers, but long-term trend of DSO improvement
  - Negotiating AP terms with key vendors coupled with decrease in inventory levels in Q1

Sales

14.3% behind Q1'14



$210.5
$180.4
Q1'14
Q1'15

Adjusted EBITDA (1)

25.2% behind Q1'14



$36.5
$27.3
Q1'14
Q1'15

Free Cash Flow (1)



$12.3
$(0.1)
Q1'14
Q1'15

6

(1) Adjusted EBITDA, Free Cash Flow and Adjusted Working Capital are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures.

7 Challenging Market Dynamics Market Dynamics Description Oil & Gas  US rig count continued decline in Q1’15 (3/31/15 rig count of 1,048 down 43% vs. 12/31/14 rig count of 1,840); primarily impacting NA facilities  ~33% of WireCo sales Oil & Gas exposure (direct / indirect)  WireCo’s offshore contracts provide stability to overall oil & gas business Currency movements  USD continued appreciation versus the Euro  Euro exchange rate of 1.08 at 3/31/15 versus 1.22 at 12/31/14  ~40% of sales in Euros Mixed global economies  Soft economies in Q1 impacting industrial market sales (PMI indicates strengthening outlook for Q2)  Impacted regions in Q1 including China, Brazil and Australia Challenging market being proactively managed with cost cutting initiatives

8  EBITDA impact from FX, Onshore Oil & Gas and Global Industrial Markets = $11.6 million  Relative to Q1 2014, effectively managing costs to partially offset impact of challenging market – Resulted in combined savings of $2.9 million – Cost containment measures taken throughout WireCo’s operational and administrative structure Adjusted EBITDA (1) Bridge Adjusted EBITDA (1) Bridge (1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures. (2) 2014 Constant Currency are 2014 actuals calculated at 2015 exchange rates for the same period. (2) (1) (1)

9 Operational Initiatives Management working to right-size WireCo’s cost structure in reaction to the market challenges; Given timing of initiative launches, full year savings substantially higher than Q1 impact Initiative Description Q1 Savings Total 2015E Savings(1) North American Plant Restructuring  Reduced FTEs in US (34%) plants with Mexico reductions occurring in April (most impacted O&G plants)  Shifted load across plants to optimize costs $0.9 million $5.6 million Procurement Initiatives  Continue global procurement efforts commenced in 2014  Capturing market low raw material purchases opportunities $0.5 million $7.1 million HQ Relocation  Cost savings opportunity from right sizing office space and tax advantages $0 $1.3 million Other SG&A Savings  10% headcount reduction in corporate headquarters  Negotiating with 3rd party service providers  Disciplined T&E management $0.5 million $ 3.7 million Total $1.9 million $17.7 million (1) Total 2015E Savings is defined as savings to adjusted EBITDA, which is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures

10 Cash Management Initiative Description Q1’15 Actual Q4’14 Actual Q1’14 Actual Two year average AR  Days increased quarter over quarter  Supporting customers in challenging market with terms DSO = 63 DSO = 61 DSO = 68 DSO = 67 AP  Negotiating with vendors to help support customers  Days decreased in Q1 due to year end timing DPO = 51 DPO = 59 DPO = 50 DPO = 49 Inventory  Reduced inventory in quarter, increasing turns  Slower to react than wanted, but actions occurred in quarter to reduce in factories Turns = 2.7x Turns = 2.7x Turns = 2.6x Turns = 2.6x Capital Spend  Delay capital projects related to volume increases  Investment focus on productivity gains $9.2 million $8.6 million $3.2 million $6.5 million Adjusted Working Capital as % of Sales 35.3% 33.2% 37.0% 36.7% (1) Adjusted Working Capital is a Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. (1)

11 Quarterly Performance Trends Sales Adjusted EBITDA (1) Free Cash Flow (1) (1) Adjusted EBITDA, Adjusted Working Capital and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. Adjusted Working Capital (1) $189.8 $203.8 $204.9 $210.5 $226.5 $217.1 $202.7 $180.4 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 $333 $321 $301 $311 $313 $290 $269 $254 43.9% 39.4% 36.7% 37.0% 34.6% 33.3% 33.2% 35.3% Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 $(17.3) $33.3 $10.7 $12.3 $(0.5) $16.2 $0.5 $(0.1) Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 $31.0 $35.7 $35.0 $36.5 $41.3 $39.0 $34.2 $27.3 16.3% 17.5% 17.1% 17.3% 18.2% 17.9% 16.9% 15.1% Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15

12  Net Debt(1) remained relatively flat from Q4 2014  Net leverage ratio increased by 0.4x due to the decrease in adjusted EBITDA  Disciplined cash management results in deleveraging relative to Q2 2013 Net Debt Levels (1) Net Debt is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure. Net Debt(1) Trend $889 $856 $845 $833 $834 $817 $817 $817 6.5x 6.2x 6.1x 6.0x 5.6x 5.4x 5.4x 5.8x 5.0x 5.2x 5.4x 5.6x 5.8x 6.0x 6.2x 6.4x 6.6x 6.8x $780 $800 $820 $840 $860 $880 $900 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net Debt Net Leverage

13 Market Outlook

Rope Update

WireCo WorldGroup

Sales Results

($ millions)



LTM Rope Sales: $597.1
$161.9
$155.7
$149.5
$130.0
Q2 '14
Q3 '14
Q4 '14
Q1 '15



Short-Term Market Outlook & Trends

	Oil & Gas	Industrial and Infrastructure	Mining	Fishing	Maritime
ST Market Outlook					
ST WireCo Sales Outlook	- North America Onshore sales to continue to be correlated with NA rig count - Stability from contracted offshore sales	- Middle East and Pac Rim areas of strength - Europe and US stagnant, but efforts to gain aftermarket sales with Crane center expected to drive WireCo momentum	- Continued pressure on commodity prices driving slower sales in major mining markets including US, China and Australia - Offset with growth in South American market	- Customers delaying tuna purchasing while inventory levels high - Chile volcano creating short term uncertainty in South American market - Offset by strength in European markets	- Container shipping freight rates at low driving higher customer price consciousness - Europe area of strength as weaker Euro provides price advantage

14

15 LTM Wire Sales: $139.4 Sales Results Specialty Wire ($ millions) ST WireCo Sales Outlook Engineered Products ($ millions) LTM Engineered Products Sales: $90.1 ST Market Outlook Specialty Wire and Engineered Products – Steel storage product with strong outlook – Contracted buoyancy product – Mexico investment projects announced with public and private construction projects under way – Additional growth in Europe driven by procurement initiatives and strengthened USD $35.5 $37.6 $33.4 $32.9 Q2 '14 Q3 '14 Q4 '14 Q1 '15 $29.1 $23.8 $19.8 $17.4 Q2 '14 Q3 '14 Q4 '14 Q1 '15

16 Summary Conclusion / Questions  Continued challenging market conditions – Oil drilling and production activity declines – Currency volatility causing translation impact – Global industrial markets with mixed historical performance (stronger outlook)  Management reducing expenses to mitigate market conditions – Cost containment actions (plants and G&A) implemented mid-quarter – Disciplined review of CapEx relative to cash flow projections – Working capital % of sales goal remains unchanged despite current market conditions

17 Appendix

18 Adjusted Working Capital(1) Metrics A/P  Working capital management is the largest opportunity for cash generation  Q1 2015 Adjusted Working Capital(1) 35.3% of sales Adjusted Working Capital(1) A/R Inventory (1) Adjusted Working Capital is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure. 244 235 228 240 248 228 225 205 151 139 136 138 135 128 131 134 100 110 120 130 140 150 160 $- $50 $100 $150 $200 $250 $300 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 D S I $ ( in m ill io n s ) Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) 172 160 149 160 160 142 143 127 82 71 65 68 63 59 61 63 2 22 42 62 82 102 122 $50 $70 $90 $110 $130 $150 $170 $190 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 D S O $ ( in m ill io n s ) AR Days sales outstanding (DSO) Linear (AR) 83 74 76 89 95 80 99 78 51 44 45 50 51 45 56 51 2 12 22 32 42 52 62 $35 $45 $55 $65 $75 $85 $95 $105 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 D P O $ ( in m ill io n s ) AP Days payables outstanding (DPO) Linear (AP) 333 321 301 311 313 290 269 254 182 166 156 156 147 142 136 146 0 20 40 60 80 100 120 140 160 180 200 $- $50 $100 $150 $200 $250 $300 $350 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 C a s h C onv e rs io n $ ( in m ill io n s ) AWC Cash conversion cycle Linear (AWC) AWC % of L3M Sales Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 43.9% 39.4% 36.7% 37.0% 34.6% 3 .3% 33.2% 35.3%

19 Income Statement Results 2014 2015 Q1 Q2 Q3 Q4 FY Q1 Sales $210.5 $226.5 $217.1 $202.7 $856.8 $180.4 Adj. EBITDA (1) $36.5 $41.3 $39.0 $34.2 $151.0 $27.3 Adj. EBITDA Margin 17.3% 18.2% 17.9% 16.9% 17.6% 15.1% Sales Var. QoQ 2.7% 7.6% (4.2%) (6.6%) (11.0%) Adj. EBITDA Var. QoQ 4.3% 13.2% (5.6%) (12.3%) (20.2%) Sales Var. YoY (5.5%) 19.3% 6.5% (1.1%) (14.3%) Adj. EBITDA Var. YoY (2.9%) 33.2% 9.2% (2.3%) (25.2%) (1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure.

20 2014 2015 Q1 Q2 Q3 Q4 Q1 Free Cash Flow (1) $12 $(1) $16 $1 $0 Interest Paid $5 $31 $6 $28 $6 CapEx $3 $6 $7 $9 $9 Cash Flow (1) Free Cash Flow, Adjusted Working Capital and Net Debt are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. Adjusted Working Capital (AWC) (1) $311 $313 $290 $269 $254 AWC % of Sales 37.0% 34.6% 33.3% 33.2% 35.3% Net Debt (1) $833 $834 $817 $817 $817 Net Leverage 6.03x 5.63x 5.40x 5.42x 5.76x Balance Sheet Cash Flow and Balance Sheet Results ($ millions)

Non-GAAP Reconciliations

WireCo WorldGroup

Adjusted EBITDA Reconciliation

($000s)

	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2014	Q1 2015
Net Loss (GAAP)	$ (13,437)	$ (644)	$ (1,554)	$ (27,004)	$ (43)	$ (2,097)	$ (35,192)	$ 8,559	$ (28,773)	$ (5,293)
Plus:										
Interest expense, net	20,350	19,991	20,382	80,830	19,858	20,116	19,603	18,900	78,477	18,988
Income tax expense (benefit)	2,792	5,632	3,556	10,541	658	2,704	(4,540)	(14,463)	(15,641)	(6,336)
Depreciation and amortization	14,542	14,436	15,779	58,534	13,035	12,913	12,192	12,418	50,558	11,375
Foreign currency exchange losses (gains), net	(836)	(14,417)	(9,185)	(13,584)	(950)	4,045	31,816	1,387	36,298	4,278
Share-based compensation	1,091	1,993	2,251	5,969	1,762	1,808	1,969	2,277	7,816	1,926
Other expense (income), net	(866)	1,165	183	635	(755)	176	(125)	680	(24)	309
Loss on extinguishment of debt	-	-	-	-	-	-	617	-	617	-
Acquisition costs	337	-	(1)	369	12	334	-	1,107	1,453	-
Purchase accounting (inventory step-up and other)	838	393	37	2,191	-	-	-	-	-	-
Advisory fees	1,297	1,220	997	4,551	952	947	2,001	1,497	5,397	984
Reorganization and restructuring charges	3,589	2,005	1,992	9,548	987	147	832	268	2,234	759
Effect of inventory optimization program	-	2,970	-	2,970	-	-	9,244	-	9,244	-
Non-cash impairment of fixed assets	-	-	-	-	598	-	246	300	1,144	-
Other adjustments	1,285	935	532	3,643	356	230	289	1,334	2,209	352
Adjusted EBITDA (Non-GAAP)	$ 30,982	$ 35,679	$ 34,969	$ 139,193	$ 36,470	$ 41,323	$ 38,952	$ 34,264	$ 151,009	$ 27,342

21

22 Adjusted Working Capital Non-GAAP Reconciliations ($000s) Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Account receivable, net 172,301$ 160,277$ 148,564$ 160,427$ 159,652$ 141,982$ 143,068$ 126,549$ Inventories, net 243,712 235,005 228,245 239,831 248,400 227,590 225,075 205,567 Acco nts payable (83,241) (73,900) (76,181) (88,950) (94,821) (80,026) (98,914) (77,656) Adjusted Working Capital (Non-GAAP) 332,772 321,382 300,628 311,308 313,231 289,546 269,229 254,460 Plus: All other current assets 56,900 59,846 55,999 62,770 62,898 73,034 78,908 70,454 Less: All other current liabilities (60,245) (76,164) (56,539) (71,603) (60,072) (75,953) (65,036) (69,292) Working capital (GAAP) 329,427$ 305,064$ 300,088$ 302,475$ 316,057$ 286,627$ 283,101$ 255,622$

23 Free Cash Flow Reconciliation ($000s) Non-GAAP Reconciliations Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net cash provided by (used in) operating activities (GAAP) (10,468)$ 37,358$ 16,145$ 15,650$ 10,072$ 22,704$ 10,992$ 12,600$ Less: capital expenditures (6,826) (4,189) (6,839) (3,200) (6,424) (6,589) (8,659) (9,212) Less: acquisition of business and other investing activities - (1) - - (4,573) 1,951 - - Effect of exchange rates on cash and cash equivalents 395 849 686 46 26 (1,978) (1,945) (4,460) Other items (416) (693) 670 (187) 352 147 98 940 Free Cash Flow (Non-GAAP) (17,315)$ 33,324$ 10,662$ 12,309$ (547)$ 16,235$ 486$ (132)$

24 Net Debt Reconciliation ($000s) Non-GAAP Reconciliations Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Borrowings under Revolving Loan Facility 63,826$ 37,376$ 32,000$ 18,500$ 27,250$ 44,050$ 68,750$ 57,650$ Polish Debt due 2014 16,110 17,047 8,860 8,810 8,756 8,029 - - Term Loan due 2017 332,488 331,650 330,813 329,975 326,021 325,192 324,362 323,532 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 425,000 425,000 9.00% Senior Notes due 2017 (formerly 11.75% Senior Notes) 82,500 82,500 82,500 82,500 82,500 56,000 56,000 56,000 Other indebtedness 633 622 688 491 594 188 157 - Capit l lease obligations 5,101 3,464 3,333 3,659 2,869 2,455 2,328 1,050 Total debt at face value plus capital lease obligations (GAAP) 925,658 897,659 883,194 868,935 872,990 860,914 876,597 863,232 Less: Cash and cash equivalents (33,717) (38,566) (34,987) (33,373) (37,003) (41,718) (58,195) (45,193) Less: Restricted cash (2,635) (3,111) (2,887) (2,551) (2,429) (1,873) (1,565) (1,070) Net Debt (Non-GAAP) 889,306$ 855,982$ 845,320$ 833,011$ 833,558$ 817,323$ 816,837$ 816,969$